                                                                    EXHIBIT 10.7

                              KEYTEX CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement (the "Agreement"), by and between
                                                    ---------
KeyTex Corporation, a Delaware corporation (the "Company"), and Gary D. Kennedy
                                                 -------
("Purchaser") is effective as of September 1, 1996 (the "Effective Date").
  ---------

     1.   SALE OF STOCK. Subject to the terms and conditions of this Agreement,
          -------------
on the Closing Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 2,265,052 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.4415 per
                                    ------
Share for a total purchase price of $1,000,020.45 The term "Shares" refers to
                                                            ------
the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   CLOSING. The closing of the purchase and sale of the Shares under this
          -------
Agreement (the "Closing") shall be held at the principal office of the Company
                -------
on October 31, 1996 at 10:00 a.m. or on such other date as the Company and Purchaser shall agree (the "Closing Date"). At the Closing, the Company will
                            ------------
deliver to Purchaser a certificate representing the Shares to be purchased by him or her (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by check made payable to the Company or by wire transfer to the Company's Jackson State bank account.

     3.   LIMITATIONS ON TRANSFER. In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Unvested Share Repurchase Option (as defined below), except as provided below. After any Shares have been released from such Unvested Share Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  UNVESTED SHARE REPURCHASE OPTION.
               --------------------------------

               (i) In the event of the Voluntary Termination or Termination for Cause (as such terms are as defined in the Employment Agreement effective as of September 1, 1996 by and between the Company and Purchaser (the "Employment
                                                                 ----------
Agreement")) of Purchaser's employment with the Company (including death or
---------
disability), the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Unvested Share
 ----------------                                               --------------
Repurchase Option") for a period of 60 days from such date to repurchase all or
-----------------
any portion of the Shares held by Purchaser as of the Termination Date that exceed the Purchaser's Vested Shares as defined in paragraph 3(a)(iii) below (the "Unvested Shares") at the purchase price of $0.01 per Share (adjusted for
      ---------------
any stock splits, stock dividends and the like).

However, in the event of the Involuntary Termination (as defined in the Employment Agreement) of the Purchaser's employment with the Company, the Unvested Share Repurchase Option shall apply to the number of Shares equal to the Unvested Shares less the number of Shares equal to the product of 0.5
                    ----
multiplied by an amount equal to the difference of (A) 1,132,526 less (B)
---------- --                                                    ----
226,505 multiplied by the number of full twelve month periods that Purchaser has been continuously employed by the Company from and after the Effective Date through the Termination Date. Notwithstanding the foregoing, the Unvested Share Repurchase Option shall continue in any case for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such an extension of time is necessary to prevent the repurchase of Purchaser's Shares from causing other capital stock of the Company to not qualify as "small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

               (ii) The Unvested Share Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.

               (iii) 1,698,789 of the Shares shall initially be subject to the Unvested Share Repurchase Option. The total number of Shares equivalent to 566,263, plus 1,698,789 multiplied by the Vested Ratio as set forth in paragraph
         ----
3(a)(iv) below, are Vested Shares until all Shares are released from the Unvested Share Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

               (iv)   Determination of "Vested Ratio":
                                                                   Vested Ratio
                                                                   ------------
                      On the Effective Date.                              0

                      Plus
                      ----

                      For the last day of each full twelve            1/7.5
                      month period of Purchaser's
                      continuous employment by the
                      Company from the Effective Date.
                      In no event shall the Vested Ratio
                      exceed 1/1.

     The following table sets forth the number of Vested Shares and the Vested Ratio at the end of each full twelve-month period of Purchaser's continuous employment by the Company from the Effective Date:

----------------------------------------------------------------------------------------------------------------
                             NUMBER OF 12-MONTH PERIODS OF CONTINUOUS EMPLOYMENT/DATE
----------------------------------------------------------------------------------------------------------------
               1            2            3           4            5            6            7         7.5
          (8/31/1997)  (8/31/1998)  (8/31/1999  (8/31/2000)  (8/31/2001)  (8/31/2002)  (8/31/2003  (2/28/2004)
----------------------------------------------------------------------------------------------------------------
 VESTED
 RATIO        1/7.5        2/7.5        3/7.5       4/7.5        5/7.5        6/7.5        7/7.5     7.5/7.5
----------------------------------------------------------------------------------------------------------------
 # OF
 VESTED
 SHARES     792,768    1,019,273    1,245,778   1,472,283    1,698,788    1,925,293    2,151,798   2,265,052
----------------------------------------------------------------------------------------------------------------

                    Notwithstanding the foregoing, in the event any of the Performance Objectives are met as determined in paragraph 3(a)(v) below, the numerator of the Vested Ratio then in effect (as set forth in the foregoing table) shall be amended automatically upon such determination as follows:

                    (A) If Performance Objective "A" is met, the numerator of the Vested Ratio then in effect shall be increased by 1; and

                    (B) If Performance Objective "B" is met, the numerator of the Vested Ratio then in effect shall be further increased by 1.5.

               (v) "Performance Objectives" shall mean the achievement of the following milestones:

                    (A) Performance Objective "A": the Company's attainment of a market capitalization of $200 million or more;

                    (B) Performance Objective "B": the Company's attainment of a market capitalization of $500 million or more.

For purposes of determining whether either of the foregoing Performance Objectives have been achieved, the Company's market capitalization shall be the average of two estimates of such market capitalization as calculated by two separate "top-eight" investment banks, one of which shall be selected by Purchaser and one of which shall be selected by Jeffrey L. Walker. Notwithstanding the preceding sentence, in no case shall the Company's market capitalization for purposes hereof equal less than the sum of the value of the Company's cash, accounts receivable and investments in securities of other public companies as of the date of the Company's latest balance sheet, less the
                                                                       ----
Company's liabilities as of the date of such balance sheet.

               (vi) Notwithstanding the foregoing, upon a Change of Control, all Shares shall be released from the Unvested Share Repurchase Option. For purposes of this Agreement, a "Change of Control" shall mean the closing of (i) any acquisition of the Company by means of merger, consolidation or other form of corporate reorganization with or into another corporation as a result of which transaction the shareholders of the Company own, directly or indirectly, 50% or less of the voting power of the surviving entity (other than a mere reincorporation transaction), or (ii) a sale, transfer or lease (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets of the Company.

          (b)  RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
 ------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

               (i)    NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares
                      ---------------------------
shall deliver to the Company a written notice (the "Notice") stating:  (A) the
                                                    ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C)
                                                      -------------------
the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii)   EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within
                      ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

               (iii)  PURCHASE PRICE.  The purchase price ("Purchase Price") for
                      --------------                        --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)   PAYMENT.  Payment of the Purchase Price shall be made, at
                      -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)    HOLDER'S RIGHT TO TRANSFER.  If all of the Shares proposed
                      --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)   EXCEPTION FOR CERTAIN FAMILY TRANSFERS.  Anything to the
                      --------------------------------------
contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant
          ----------------
or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (c)  INVOLUNTARY TRANSFER.
               --------------------

               (i)    COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER.  In
                      -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) or all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)   PRICE FOR INVOLUNTARY TRANSFER.  With respect to any stock
                      ------------------------------
to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (d)  ASSIGNMENT. The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (e)  RESTRICTIONS BINDING ON TRANSFEREES.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under Section 3(a). Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f)  TERMINATION OF RIGHTS.  The right of first refusal granted the
               ---------------------
Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act. Upon termination of the right of first refusal described in Section 3(b) and the expiration or exercise of the Company's repurchase option described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) herein and delivered to Purchaser.

     4.   ESCROW OF UNVESTED SHARES.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Company's Unvested Share Repurchase Option described in Section 3(a), to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by
                                   ---------
Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   INVESTMENT AND TAXATION REPRESENTATIONS.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be resold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and
(2) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(f) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of purchase, then the securities may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company;
(2) the resale occurring not less than two years after the party has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. PURCHASER UNDERSTANDS THAT PAYMENT FOR THE SHARES WITH A PROMISSORY NOTE IS NOT DEEMED TO BE FULL PAYMENT UNDER RULE 144 UNLESS THE NOTE IS SECURED BY ASSETS OTHER THAN THE SHARES.

          (e) Purchaser further understands that at the time he or she wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the securities under Rule 144 or 701 even if the two-year minimum holding period had been satisfied.

          (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (ii) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

               (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

          (b)  STOP-TRANSFER NOTICES.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  REFUSAL TO TRANSFER.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   NO EMPLOYMENT RIGHTS.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     8.   SECTION 83(B) ELECTION.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the
               -----------
Shares pursuant to the Unvested Share Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Unvested Share Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days
 --------------
from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as
                                       --------------
Exhibit B.  Purchaser further agrees that Purchaser will execute and submit with
---------
the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C,
                                                                    ---------
if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.   MARKET STANDOFF AGREEMENT.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     10.  MISCELLANEOUS.
          -------------

          (a)  GOVERNING LAW.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (b)  ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  SEVERABILITY.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  CONSTRUCTION.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  NOTICES.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  SUCCESSORS AND ASSIGNS.  The rights and benefits of this
               ----------------------
Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  [Remainder of Page Left Intentionally Blank]

     By signing below, the parties hereby agree that this Agreement shall be effective as of the date first set forth above.

                              KEYTEX CORPORATION

                              By:  /s/ Jeffrey L. Walker

                              Title:  Chairman

                              PURCHASER:

                              GARY D. KENNEDY

                              /s/ Gary D. Kennedy
                              (Signature)

                              Address:
                              7814 South Pheasantwood Drive
                              Sandy, UT  84093


I, ________________________________, spouse of Gary D. Kennedy, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                         _______________________________
                                         Spouse of Gary D. Kennedy

             SIGNATURE PAGE TO RESTRICTED STOCK PURCHASE AGREEMENT

                                   EXHIBIT A
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and KeyTex Corporation,
                                    ---------
effective as of September 1, 1996 (the "Agreement"), Purchaser hereby sells,
                                        ---------
assigns and transfers unto _________________________________ (________) shares of the Common Stock of KeyTex Corporation, standing in Purchaser's name on the books of said corporation represented by Certificate No. ___ herewith and does hereby irrevocably constitute and appoint ________________________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ____________, 19__.

                                    Signature:


                                    __________________________________________
                                    Gary D. Kennedy


                                    __________________________________________
                                    Spouse of Gary D. Kennedy (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and KeyTex Corporation,
                                    ---------
effective as of September 1, 1996 (the "Agreement"), Purchaser hereby sells,
                                        ---------
assigns and transfers unto _______________________ (________) shares of the Common Stock of KeyTex Corporation, standing in Purchaser's name on the books of said corporation represented by Certificate No. CertificateNo herewith and does hereby irrevocably constitute and appoint ____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ____________, 199__.

                                    Signature:


                                    __________________________________________
                                    Gary D. Kennedy


                                    __________________________________________
                                    Spouse of Gary D. Kennedy (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT B
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   ----------------------------------------
                       REGARDING SECTION 83(B) ELECTION
                       --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of 2,265,052 shares (the "Shares") of Common Stock of KeyTex Corporation, a
                          ------
Delaware corporation (the "Company"), pursuant to a Restricted Stock Purchase
                           -------
Agreement effective as of September 1, 1996 (the "Agreement") hereby states as
                                                  ---------
follows:

     1.   The undersigned has carefully reviewed the Agreement.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing shares pursuant to the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of
           ----
          applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares pursuant to the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:_______, 199__                               ____________________________
                                                  Gary D. Kennedy


Date:_______, 199__                               ____________________________
                                                  Spouse of Gary D. Kennedy

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   -----------------------------------------
                       REGARDING SECTION 83(B) ELECTION
                       --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of 2,265,052 shares of Common Stock of KeyTex Corporation, a Delaware corporation (the "Company"), pursuant to a Restricted Stock Purchase Agreement
                  -------
effective as of September 1, 1996 (the "Agreement"), hereby states as follows:
                                        ---------

     1.   The undersigned has carefully reviewed the Agreement.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing shares pursuant to the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of
           ----
          applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares pursuant to the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:_______, 199__                               ___________________________
                                                  Gary D. Kennedy


Date:_______, 199__                               ___________________________
                                                  Spouse of Gary D. Kennedy

                                   EXHIBIT C
                                   ---------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  Gary D. Kennedy

     NAME OF SPOUSE:  ________________

     ADDRESS:            7814 South Pheasantwood Drive
                         Sandy, UT  84093

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  1996

2. The property with respect to which the election is made is described as follows:

     2,265,052 shares of the Common Stock (the "Shares"), $0.001 par value, of
                                                ------
     KeyTex Corporation, a Delaware corporation (the "Company").
                                                      -------

3.   The date on which the property was transferred is:  October 31, 1996

4.   The property is subject to the following restrictions:

     Repurchase option at the purchase price of $0.01 per Share in favor of the Company upon termination of taxpayer's employment relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $1,000,020.45

6.   The amount (if any) paid for such property:  $1,000,020.45

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________, 1996               ________________________________________
                                        Gary D. Kennedy

Dated: ____________, 1996               ________________________________________
                                        Spouse of Gary D. Kennedy

                         ELECTION UNDER SECTION 83(B)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  Gary D. Kennedy

     NAME OF SPOUSE:  ________________

     ADDRESS:            7814 South Pheasantwood Drive
                         Sandy, UT  84093

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     2,265,052 shares of the Common Stock (the "Shares"), $0.001 par value, of
                                                ------
     KeyTex Corporation, a Delaware corporation (the "Company").
                                                      -------

3.   The date on which the property was transferred is:  October 31, 1996

4.   The property is subject to the following restrictions:

     Repurchase option at the purchase price of $0.01 per Share in favor of the Company upon termination of taxpayer's employment relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $1,000,020.45

6.   The amount (if any) paid for such property:  $1,000,020.45

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________, 1996               ________________________________________
                                        Gary D. Kennedy

Dated: ____________, 1996               ________________________________________
                                        Spouse of Gary D. Kennedy

                                    RECEIPT
                                    -------

     KeyTex Corporation, hereby acknowledges receipt of a check or wire transfer for $1,000,020.45 given by Gary D. Kennedy as consideration for Certificate No. CS-10 for 2,265,052 shares of Common Stock of KeyTex Corporation

     Dated:  October 31, 1996

                                        KeyTex Corporation

                                        By:_____________________________

                                        Title:__________________________

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. CS-10 for 2,265,052 shares of Common Stock of KeyTex Corporation (the "Company").
 -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  October 31, 1996


                                   _________________________________________
                                   Gary D. Kennedy